UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 12, 2013


                          SYNERGY RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                        001-35245                20-2835920
   --------------------              -----------------          --------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
             -----------------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Completion of Acquisition or Disposition of Assets

     As previously reported in a current report on Form 8-K filed by Synergy Resources Corporation on September 19, 2013, Synergy entered into an agreement with an independent oil and gas company to acquire oil and gas properties consisting of:

     o    21 producing oil and gas wells,

     o    leases covering approximately 800 net acres, and

     o    miscellaneous equipment.


     The transaction contemplated by the Agreement closed on November 12, 2013.

     The purchase price for the oil and gas properties was approximately $20,500,000. The purchase price was paid in cash of $17,800,000 and 301,339 restricted shares of Synergy's common stock which were valued at $2,700,000.

     Synergy has a 100% working interest (75% net revenue interest) in the 21 producing wells and the oil and gas leases acquired from the third party. Synergy is the operator of the wells acquired in the transaction.

     The producing oil and gas properties are located in the Wattenberg Field, which is part of the Denver-Julesburg Basin.

     The foregoing description is qualified in its entirety by reference to the full text of the agreement pertaining to the acquisition which will be filed as an exhibit to Synergy's report on Form 10-Q for the period ending November 30, 2013.

Item 3.02.  Unregistered Sales of Equity Securities

     The issuance of shares of common stock described in Item 2.01 of this report was deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon Section 4(2) of the Securities Act, as a transaction not involving a public offering. The third party which received the shares was provided full information regarding Synergy's business and operations and there was no general solicitation in connection with the offer or sale of these securities. The third party acquired the shares of restricted common stock for its own account. The certificate representing the shares bears a restrictive legend providing that the shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

Item 9.01.  Financial Statements and Exhibits

     The financial statements required by Item 9.01(a) and (b) will be filed as an amendment to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2013

                                      SYNERGY RESOURCES CORPORATION



                                 By:  /s/ Frank L. Jennings
                                      ----------------------------------
                                      Frank L. Jennings, Principal Financial and
                                      Accounting Officer